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                                                                   Exhibit 10.12


                                                                  EXECUTION COPY

                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT (this "AGREEMENT"), is entered into as of March 5, 1999 (the "CLOSING DATE"), by and between VASTERA INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION, (the "BANK").

         The Borrower and the Bank, with the intent to be legally bound, agree as follows:

1. LOAN. The following loan and credit facilities (collectively referred to as the "LOAN"), shall be subject to and governed by this Agreement:

         $2,500,000 Secured Revolving Credit Facility ("REVOLVING CREDIT")

         $1,500,000 Equipment Line of Credit ("EQUIPMENT LINE")

The aggregate maximum availability of the Loan shall be $4,000,000. The proceeds of the Revolving Credit shall be used for general corporate and working capital purposes and support of stand-by letters of credit. The proceeds of the Equipment Line shall be used only for the purpose of acquiring computer equipment, software and furniture, fixtures and office equipment.

2. TERMS AND CONDITIONS. Subject to the terms and conditions hereof and relying upon the representations and warranties herein set forth, the Bank agrees to make the Loan available to the Borrower at any time or from time to time on or after the date hereof in accordance with the terms of this Agreement.

         The credit facility shall consist of the components set forth in
         Section 1 hereof in accordance with the following terms:

         2.1.     EXPIRATION DATE.

                  (a) REVOLVING CREDIT. Eighteen (18) months from the date of the closing of this Agreement ("CLOSING DATE"), or on such subsequent anniversary of the Closing Date as the parties hereto may agree (the "REVOLVING CREDIT EXPIRATION DATE").

                  (b) EQUIPMENT LINE. Thirty (30) months from the, date of the final draw under the Equipment Line. Borrower shall make no more than four (4) quarterly draws under the Equipment Line, which draws must be requested and made within the twelve
                  (12) month period immediately following the Closing Date (the "EQUIPMENT LINE EXPIRATION DATE").

         2.2. INTEREST RATES. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate applicable to the Obligations (as defined below) shall change on each date there is a change in the Revolving Credit Base Rate or Equipment Line Base Rate determined as follows:

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                  (a)      REVOLVING CREDIT. The Revolving Credit Base Rate
                  shall equal the Prime Rate plus 0.75%. "PRIME RATE" means the rate announced from time to time by Bank as its "prime rate;" it is a base rate, upon which other rates charged by the Bank are based, and it is not necessarily the best rate offered by the Bank.

                  (b) EQUIPMENT LINE. The Equipment Line Base Rate shall equal the Prime Rate plus 0.85%.

         2.3. FACILITY FEE. The Borrower shall pay to the Bank on the Closing Date a facility fee of $10,000 (0.25% of the aggregate availability of the Loan maximum).

         2.4.     BORROWING BASE/AVAILABILITY. (a) Subject to the limitations of
                  Section 2.4(b) below, the Revolving Credit shall be available in amounts determined in accordance with the Borrowing Base Rider in the form attached hereto as Exhibit A. Advances under the Equipment Line shall be limited to 90DEG./a of the face amount of equipment invoices (excluding taxes, shipping and installation) submitted with any Loan Request (as providEd below in Section 2.5), not to exceed $1,500,000 in the aggregate.

                  (b) The Bank may from time to time during the period beginning on the Closing Date and ending on the Revolving Credit Expiration Date, upon request of the Borrower, issue Letters of Credit for the account of the Borrower (the "LETTERS OF CREDIT") in such face amounts as the Borrower may request, but not to exceed, when added to the amount of all outstanding Letters of Credit and all amounts outstanding under the Revolving Credit, the amount of $2,500,000.

                  The face amount of all Letters of Credit issued and outstanding hereunder shall reduce dollar for dollar the amount available for borrowing under the Revolving Credit, and all payments made by the Bank (or by any other issuing Bank) on such Letters of Credit shall be considered as advances under the Revolving Credit.

                  The obligations of the Bank on such Letters of Credit shall be secured by all of the Collateral. Each Letter of Credit issued for the account of the Borrower hereunder shall (i) be in favor of such beneficiaries as specifically requested by the Borrower; (ii) have an expiration date not exceeding one (1) year from the date of their issuance unless a longer term is agreed to by the Bank as requested by the Borrower, but in no event shall the Bank be obligated to issue a Letter of Credit with an expiration date which extends beyond the Revolving Credit Expiration Date; and (iii) contain such other terms and provisions as may be required by the Bank.

                  In the event at the Revolving Loan's Maturity Date there are outstanding Letters of Credit with expiration dates beyond the Revolving Credit Expiration Date, the Borrower and the Bank agree that all of the Collateral pledged to secure the

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                  Note and the other obligations of the Borrower hereunder and under the other documents executed in connection herewith, shall continue to secure the obligations of the Borrower to the Bank or other issuing Bank on such outstanding Letters of Credit until such time as either (a) all such Letters of Credit have expired by their terms; or (b) the Bank or other issuing Bank has received indemnification from a party satisfactory to the Bank or the other issuing Bank, as the case may be, as to Borrower's obligations under any such outstanding Letters of Credit.

         2.5. REQUESTS. Except as otherwise provided herein, the Borrower may from time to time prior to the applicable Revolving Credit Expiration Date or Equipment Line Expiration Date request the Bank to make a Loan under the Revolving Credit or Equipment Line by delivering to the Bank, not later than 12:00 Noon, Eastern Standard time a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (a "LOAN REQUEST"), it being understood that the Bank may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Loan Request shall be irrevocable and shall specify (a) the proposed borrowing date; and (b) the aggregate amount of the proposed borrowing hereunder. If the Loan Request is made under the Revolving Credit, it shall be accompanied by the most recent Borrowing Base Certificate prepared by the Borrower. If the Loan Request is made under the Equipment Line, it shall be accompanied by invoices for equipment acquisitions.

         2.6. PROMISSORY NOTE. The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit and the Equipment Line, together with interest thereon, shall be evidenced by a promissory note of the Borrower ("NOTE") payable to the order of the Bank in a face amount equal to the maximum amount of the Revolving Credit and the Equipment Line.

         2.7. LOCKBOX. Within thirty (60) days from the date of this Agreement, the Borrower shall establish a lockbox at the Bank to which account debtors of the Borrower will submit all payments in respect of the Borrower's accounts receivable, provided, however, that any notices directing the Borrower's customers to pay to the lockbox shall, in the absence of any fraud or cessation of business by the Borrower be sent in the name of the Borrower, shall indicate only that the Borrower has a new post office box and shall not indicate that the lockbox is under the Bank's control.

3. SECURITY. The security for repayment of the Loan shall include but not be limited to the collateral, guaranties and other documents heretofore, contemporaneously or hereafter executed and delivered to the Bank (the "SECURITY DOCUMENTS"), which shall secure repayment of the Loan and the Note and any amendments, extensions, renewals or increases and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses (hereinafter referred to collectively as the "OBLIGATIONS"). This Agreement (including the Addendum and any Riders thereto), the Note and the Security Documents are collectively referred to as the "LOAN DOCUMENTS".

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4.       REPRESENTATIONS AND WARRANTIES. The Borrower makes the following representations and warranties to the Bank which shall be true and correct as of the date of this Agreement and the date of the making of a Loan, and which shall be true and correct except as otherwise set forth on the Addendum attached hereto and incorporated herein by reference (the "ADDENDUM").

         4.1. EXISTENCE, POWER AND AUTHORITY. The Borrower is duly organized, validly existing and in good standing under the laws of the State of its incorporation or organization and has the power and authority to own and operate its assets and to conduct its business as now or proposed to be carried on, and is duly qualified, licensed and in good standing to do business in all jurisdictions where its ownership of property or the nature of its business requires such qualification or licensing, except where the failure to be so qualified or licensed would not have a material adverse effect on the business, operations or financial condition of the Borrower. The Borrower is duly authorized to execute and deliver the Loan Documents, all necessary action to authorize the execution and delivery of the Loan Documents has been properly taken, and the Borrower is and will continue to be duly authorized to borrow under this Agreement and to perform all of the other terms and provisions of the Loan Documents.

         4.2.     FINANCIAL STATEMENTS.

                  (a) The Borrower has delivered or caused to be delivered to the Bank its consolidated balance sheet and income statement for the three month period ended December 31, 1998 (the "HISTORICAL FINANCIAL STATEMENTS"). The Historical Financial Statements are true, complete and accurate in all material respects and fairly present the consolidated financial condition, assets and liabilities, whether accrued, absolute, contingent or otherwise and the result of Borrower's operations for the period specified therein. The Historical Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied from period to period subject in the case of interim statements to normal year-end adjustments and to any comments and notes acceptable to the Bank.

                  (b) The Borrower has delivered to the Bank projections of its anticipated financial performance for the period beginning on January 1, 1999 and continuing through December 31, 1999 (the "FINANCIAL PROJECTIONS").

         4.3. NO MATERIAL ADVERSE CHANGE. Since the date of the Historical Financial Statements, the Borrower has not suffered any material damage, destruction or loss to its assets, and no event or condition has occurred or exists, which has resulted or could reasonably be expected to result in a material adverse change in its business, assets, operations, financial condition or results of operation. Since the preparation of the Financial Projections, there has been no material adverse change as against such Financial Projections

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         4.4.     BINDING OBLIGATIONS. The Borrower has full power and authority to enter into the transactions provided for in this Agreement and has been duly authorized to do so by appropriate action of its Board of Directors; and the Loan Documents, when executed and delivered by such Borrower, will constitute the legal, valid and binding obligations of such Borrower enforceable in accordance with their terms.

         4.5. NO DEFAULTS OR VIOLATIONS. There does not exist any Event of Default under this Agreement or any material default or violation by the Borrower of or under any of the terms, conditions or obligations of (i) its articles or certificate of incorporation, regulations or bylaws; (ii) any material indenture, mortgage, deed of trust, franchise, permit, contract, agreement, or other instrument to which it is a party or by which it is bound; or (iii) any material law, regulation, ruling, order, injunction, decree, condition or other requirement applicable to or imposed upon it by any law, the action by any court or any governmental authority or agency; and the consummation of this Agreement and the transactions set forth herein will not result in any such default or violation.

         4.6. TITLE TO ASSETS. The Borrower has valid title to its assets reflected on the Historical Financial Statements, free and clear of all liens and encumbrances, except for (i) current taxes and assessments not yet due and payable, (ii) liens and encumbrances, if any, reflected or noted in the Historical Financial Statements, (iii) assets disposed of by such Borrower in the ordinary course of business since the date of the Historical Financial Statements, and (iv) those liens or encumbrances specified on the Addendum.

         4.7. LITIGATION. There are no actions, suits, proceedings or governmental investigations pending or, to the Borrower's knowledge, threatened against the Borrower, which could reasonably be expected to result in a material adverse change in its business, assets, operations, financial condition or results of operations and there is no basis reasonably known to the Borrower for any action, suit, proceedings or investigation which could reasonably be expected to result in such a material adverse change. All pending or threatened litigation against the Borrower of which the Borrower has knowledge is listed on the Addendum.

         4.8. TAX RETURNS. The Borrower has filed all returns and reports that are required to be filed in connection with any federal, state or local tax, duty or charge levied, assessed or imposed upon it or its property or withheld by it, including unemployment, social security and similar taxes and all of such taxes, have been either paid or adequate reserves or other provisions have been made.

         4.9. EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which the Borrower may have any liability complies in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), including minimum funding requirements, and (i) no Prohibited Transaction (as defined under ERISA) has occurred with

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                  respect to any such plan, (ii) no Reportable Event (as defined under Section 4043 of ERISA) has occurred with respect to any such plan which would cause the Pension Benefit Guaranty Corporation to institute proceedings under Section 4042 of ERISA, (iii) the Borrower has not withdrawn from any such plan or initiated steps to do so, and (iv) no steps have been taken to terminate any such plan.

         4.10. ENVIRONMENTAL MATTERS. The Borrower is in compliance, in all material respects, with all Environmental Laws, including, without limitation, all Environmental Laws in jurisdictions in which the Borrower owns or operates, or has owned or operated, a facility or site, stores Collateral, arranges or has arranged for disposal or treatment of hazardous substances, solid waste or other waste, accepts or has accepted for transport any hazardous substances, solid waste or other wastes or holds or has held any interest in real property or otherwise. Except as otherwise disclosed on the Addendum, no litigation or proceeding arising under, relating to or in connection with any Environmental Law is pending or, to the best of the Borrower's knowledge, threatened against the Borrower, any real property which the Borrower holds or has held an interest or any past or present operation of the Borrower. No release, threatened release or disposal of hazardous waste, solid waste or other wastes is occurring, or to the best of the Borrower's knowledge has occurred, on, under or to any real property in which the Borrower holds any interest or performs any of its operations, in material violation of any Environmental Law. As used in this Section, "LITIGATION OR PROCEEDING" means any demand, claim notice, suit, suit in equity, action, administrative action, investigation or inquiry whether brought by a governmental authority or other person, and "ENVIRONMENTAL LAWS" means all provisions of laws, statutes, ordinances, rules, regulations, permits, licenses, judgments, writs, injunctions, decrees, orders, awards and standards promulgated by any governmental authority concerning health, safety and protection of, or regulation of the discharge of substances into, the environment.

         4.11. INTELLECTUAL PROPERTY. The Borrower owns or, to the best of Borrower's knowledge, has the right to use all patents, patent rights, trademarks, trade names, service marks, copyrights, intellectual property, technology, know-how and processes necessary for the conduct of its business as currently conducted that are material to the condition (financial or otherwise), business or operations of the Borrower.

         4.12. REGULATORY MATTERS. No part of the proceeds of the Loan will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors.

         4.13. SOLVENCY. As of the date hereof and after giving effect to the transactions contemplated by the Loan Documents, the Borrower will have sufficient cash flow to enable it to pay its debts as they mature.

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         4.14.    DISCLOSURE. None of the Loan Documents contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained in this Agreement or the Loan Documents not misleading. There is no fact known to the Borrower which materially adversely affects or, to the best knowledge of the Borrower, might materially adversely affect the business, assets, operations, financial condition or results of operation of the Borrower and which has not otherwise been fully set forth in this Agreement or in the Loan Documents.

         4.15. YEAR 2000. The Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis the risk that certain computer applications used by the Borrower may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "YEAR 2000 PROBLEM"). The Year 2000 Problem will not have, and is not reasonably expected to have, a material adverse effect on the business, assets, operations or financial conditions of the Borrower.

5. AFFIRMATIVE COVENANTS. The Borrower agrees that from the date of execution of this Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrower have been terminated, the Borrower will:

         5.1. BOOKS AND RECORDS. Maintain books and records in accordance with GAAP and give representatives of the Bank access thereto at all reasonable times following notice from the Bank, including permission to examine, copy and make abstracts from any of such books and records and such other information as the Bank may from time to time reasonably request, and the Borrower will make available to the Bank for examination copies of any reports, statements or returns which the Borrower may make to or file with any governmental department, bureau or agency, federal or state.

         5.2. INTERIM FINANCIAL STATEMENTS; CERTIFICATE OF NO DEFAULT; ACCOUNTS RECEIVABLE. Furnish the Bank within 15 days after the end of each month a detailed report on its accounts receivable in such reasonable detail consistent with the form currently used by the Borrower's management. A copy of the most recently prepared such form is attached hereto as EXHIBIT B. The Borrower shall also provide within 30 days of the end of each month its Financial Statements (as defined hereinafter) for such period, in reasonable detail, .certified by the president, chief executive officer or chief financial officer of the Borrower and prepared in accordance with GAAP applied from period to period. The Borrower shall also deliver, within 30 days of the end of each quarter, a certificate signed by such officer which verifies compliance with applicable financial covenants for the period then ended and whether any Event of Default exists, and, if so, the nature thereof and the corrective measures the Borrower proposes to take. "FINANCIAL STATEMENTS" means the Borrower's consolidated and, if required by the Bank in its reasonable discretion, consolidating balance sheets, income statements and statements of cash flows for the year, month or (excepting statements of cash

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                  flows) quarter together with year-to-date figures and
                  comparative figures for the corresponding periods of the prior year.

         5.3. ANNUAL FINANCIAL STATEMENTS. Furnish the Borrower's Financial Statements to the Bank within 90 days after the end of each fiscal year. Those Financial Statements will be prepared in accordance with GAAP and audited by an independent certified public accountant selected by the Borrower and reasonably satisfactory to the Bank. Audited Financial Statements shall contain the unqualified opinion of an independent certified public accountant and its examination shall have been made in accordance with GAAP consistently applied from period to period. The Borrower will also provide filings made with any regulatory authority, to the extent requested by the Bank, and such other information reasonably requested by the Bank, from time to time.

         5.4. PAYMENT OF TAXES AND OTHER CHARGES. Pay and discharge in accordance with past practice all indebtedness and pay when due all taxes, assessments, charges, levies and other liabilities imposed by government authorities upon the Borrower, its income, profits, property or business, except those which currently are being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside adequate reserves in accordance with GAAP or made other adequate provision with respect thereto acceptable to, the Bank.

         5.5. MAINTENANCE OF EXISTENCE, OPERATION AND ASSETS. Do all things necessary to maintain, renew and keep in full force and effect its organizational existence and all rights, permits and franchises necessary to enable it to continue its business; continue in operation in substantially the same manner as at present; keep its properties in good operating condition and repair; and make all necessary and proper repairs, renewals, replacements, additions and improvements thereto.

         5.6. INSURANCE. Maintain with financially sound and reputable insurers, insurance with respect to its property and business against such casualties and contingencies, of such types and in such amounts as is customary for established companies engaged in the same or similar business and similarly situated. In the event of a conflict between the provisions of this Section and the terms of any Security Documents relating to insurance, the provisions in the Security Documents will control.

         5.7. COMPLIANCE WITH LAWS. Comply in all material respects with all laws applicable to the Borrower and to the operation of its business (including any statute, rule or regulation relating to employment practices and pension benefits or to environmental, occupational and health standards and controls).

         5.8. BANK ACCOUNTS. Establish and maintain at the Bank or at an affiliate of the Bank all of the Borrower's main depository accounts.

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         5.9.     FINANCIAL COVENANTS. Comply with all of the financial and
                  other covenants, if any, set forth on the Addendum, subject to all applicable cure periods set forth herein.

         5.10. ADDITIONAL REPORTS. Provide prompt written notice to the Bank of the occurrence of any of the following of which the Borrower obtains knowledge (together with a description of the action which the Borrower proposes to take with respect thereto): (i) any Event of Default, (ii) any litigation filed by or against the Borrower, (iii) any Reportable Event or Prohibited Transaction with respect to any Employee Benefit Plan(s) (as defined in ERISA) or (iv) any event which might reasonably be expected to result in a material adverse change in the business, assets, operations, financial condition or results of operation of the Borrower.

6. NEGATIVE COVENANTS. The Borrower covenants and agrees that from the date of execution of this Agreement until all Obligations have been fully paid and any commitments of the Bank to the Borrower have been terminated, the Borrower will not, except as set forth in the Addendum, without the prior written consent of the Bank, which will not be unreasonably withheld or delayed:

         6.1. INDEBTEDNESS. Incur any indebtedness for borrowed money other than: (i) the Loan and any subsequent indebtedness to the Bank; (ii) existing indebtedness disclosed on the Borrower's Historical Financial Statements; (iii) additional indebtedness (including capital leases) in an amount not to exceed in the aggregate at any time Five Hundred Thousand Dollars ($500,000); or (iv) such payables incurred in the ordinary course of business.

         6.2. LIENS AND ENCUMBRANCES. Except as provided in Section 4.6, create, assume or permit to exist any mortgage, pledge, encumbrance or other security interest or lien upon any assets now owned or hereafter acquired or enter into any lease or any arrangement for the acquisition of property subject to any conditional sales agreement, other than indebtedness permitted under Section 6.1.

         6.3. GUARANTEES. Guarantee, endorse or voluntarily become contingently liable for the obligations of any person, firm or corporation, except in connection with the endorsement and deposit of checks in the ordinary course of business for collection and letters of credit issued for the account of the Borrower in the ordinary course of business.

         6.4. LOANS OR ADVANCES. Purchase or hold beneficially any stock, other securities or evidences of indebtedness of any loans (except trade credit on usual and customary business terms incurred in the ordinary course of business and loans to employees of up to Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate at any one time outstanding) or advances to, or make any investment or acquire any interest whatsoever in, any other person, firm or corporation, except transfers to subsidiaries or affiliates and investments made pursuant to a treasury management program approved by the Borrower's Board of Directors as now in

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                  effect, in each case consistent with the Borrower's past
                  business practice or investments disclosed on the Historical Financial Statements or acceptable to the Bank.

         6.5. MERGER OR TRANSFER OF ASSETS. Merge or consolidate with or into any person, firm or corporation or, during any fiscal year, lease, sell, transfer or otherwise dispose of property or assets with an aggregate book value in excess of $100,000 (excluding the sale of inventory and obsolete or unused equipment in the ordinary course of business), whether now owned or hereafter acquired.

         6.6. CHANCE IN BUSINESS, MANAGEMENT OR OWNERSHIP. Make or permit any material change in the nature of its business as carried on as of the date hereof, in the composition of its current executive management (consisting of a change in either of the Borrower's chief executive officer or chief financial officer), or in its equity ownership other than (i) transfers to heirs and beneficiaries of a stockholder upon the death of a stockholder, (ii) in connection with a bona fide underwritten initial public offering of the capital stock of the Borrower, (iii) private offerings of the equity securities of the Borrower approved by the Borrower's Board of Directors and conducted in compliance with all applicable state and federal securities laws, (iv) issuances of shares pursuant to any employee stock option plan approved by the Company's Board of Directors and/or (v) in connection with the repurchase from employees of shares acquired through retirement plans and repurchases of shares issued under the Borrower's existing employee stock option plan or shares' pursuant to the exercise of contractual rights of first refusal to repurchase its shares.

         6.7. DIVIDENDS. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity other than the repurchase of shares from employees acquired through stock option plans and repurchase of shares pursuant to the exercise of contractual rights of first refusal to repurchase its shares.

7. EVENTS OF DEFAULT. The occurrence of any of the following will be deemed to be an "EVENT OF DEFAULT":

         7.1. PAYMENT DEFAULT. The Borrower shall fail to pay any payment of principal when due or any payment of interest within five (5) business days following the date when due, in respect of the Obligations.

         7.2. MATERIAL ADVERSE CHANGE. There shall be a material adverse change in the business, operations, assets, financial condition or results of operations of the Borrower.

         7.3. COVENANT DEFAULT. The Borrower shall default in the performance of, or violate any of, the covenants or agreements contained in this Agreement, which default shall not have been cured within twenty (20) business days after the occurrence thereof.

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

         7.4. BREACH OF WARRANTY. Any Financial Statement, representation, warranty or certificate made or furnished by the Borrower to the Bank in connection with this Agreement shall be materially false, incorrect or incomplete when made.

         7.5. BANKRUPTCY OR INSOLVENCY. A proceeding shall have been instituted in a court having jurisdiction over the Borrower seeking a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency reorganization or other similar law and such involuntary case shall remain undismissed or unstayed and in effect for a period of sixty (60) consecutive days, or the Borrower shall commence a voluntary case under any such law or consent to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official).

         7.6. OTHER DEFAULT. The occurrence of an Event of Default as defined in the Note or any of the Security Documents, or a violation of any of the requirements set forth in the Borrowing Base Rider.

Upon the occurrence of an Event of Default, and at any time thereafter, the Bank may declare all Obligations hereunder immediately due and payable will have all rights and remedies (which are cumulative and not exclusive) specified in the Note and the Security Documents and available under applicable law or in equity upon the delivery of prior written notice to the Borrower.

8. CONDITIONS. The Bank's obligation to make any advance under the Loan shall be subject to the following conditions being satisfied as of the date of the advance:

         8.1. NO EVENT OF DEFAULT. No Event of Default or material event which with the passage of time, provision of notice or both would constitute an Event of Default shall have occurred and be continuing.

         8.2. AUTHORIZATION DOCUMENTS. The Borrower shall have furnished to the Bank certified copies of resolutions of the board of directors authorizing the execution of this Agreement, the Note, and the Security Documents; or other proof of authorization satisfactory to the Bank.

         8.3. DELIVERY OF LOAN DOCUMENTS. The Borrower shall have delivered to the Bank the Loan Documents and such other instruments and documents which the Bank may reasonably request in connection with the transactions provided for in this Agreement.

         8.4. OPINION OF COUNSEL. Counsel for the Borrower shall have delivered a written opinion, dated the Closing Date and in form and substance satisfactory-to the Bank and its counsel, as to matters incident to the transactions contemplated herein as the Bank may reasonably request.

         8.5. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower to the Bank shall be true and correct in all material respects.

9. EXPENSES. The Borrower agrees to pay the Bank, upon the closing of this Agreement, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the (i) preparation, negotiation and delivery of this Agreement and the other Loan Documents, and any modifications thereto, and (ii) collection of the loan or instituting, maintaining, preserving, enforcing and foreclosing the security interest in any of the collateral securing the Loan, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to this Agreement, including reasonable fees and expenses of counsel, expenses for auditors, appraisers and environmental consultants, lien searches, recording and filing fees and taxes.

10. INCREASED COSTS. Within twenty (20) days following written demand, together with the written evidence of the justification therefor, the Borrower agrees to pay the Bank all direct costs incurred and any losses suffered or payments made by the Bank as a consequence of making the Loan by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets; PROVIDED, HOWEVER, that the Bank shall make no such written demand on the Borrower unless similar demands have been made against all other similarly situated customers of the Bank.

11.      MISCELLANEOUS.

         11.1. NOTICES. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt if delivered personally to such party, or if sent by facsimile transmission with confirmation of delivery, or by nationally recognized overnight courier service, to the address set forth below or to such other address as any party may give to the other in writing for such purpose:

To the Bank:                                To the Borrower:
PNC Bank, National Association              Vastera, Inc.
Venture Bank @ PNC                          45025 Aviation Drive
1401 Eye Street, N.W.                       Suite 200
Suite 200                                   Dulles, VA 20166
Washington, D.C. 20005                      Attention: Philip J. Balsamo
Attention: Mary E. Schmersal                Facsimile No.:  __________________
Facsimile No.: 202-393-1545

         11.2. PRESERVATION OF RIGHTS. No delay or omission on the part of the Bank to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power or any acquiescence therein, nor will the action or inaction of the Bank impair any right or power arising hereunder. The rights and remedies hereunder of the Bank are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

         11.3. ILLEGALITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         11.4. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement will in any event be effective unless the same is in writing and signed by the Bank and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case will entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

         11.5. ENTIRE AGREEMENT. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         11.6. COUNTERPARTS. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

         11.7. SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the Borrower and the Bank and their respective, successors and assigns; PROVIDED, HOWEVER, that the Borrower may not assign this Agreement in whole or in part without the prior written consent of the Bank and the Bank at any time may assign this Agreement to a recognized institutional lender who agrees in writing to be bound to all confidentiality obligations of the Bank in connection with any Loan Documents, in whole or in part, upon prior written notice to the Borrower.

         11.8. INTERPRETATION. In this Agreement, unless the Bank and the Borrower otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending-or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. Unless otherwise specified in this Agreement, all accounting terms shall be interpreted and ail accounting determinations shall be made in accordance with GAAP. If this Agreement is executed by more than one party as Borrower, the obligations of such persons or entities will be joint and several.

         11.9. ASSIGNMENTS AND PARTICIPATION. Notwithstanding any other provisions of this Agreement, the Bank may, at any time in its sole discretion, without any notice to the Borrower, sell, assign, transfer, negotiate, grant participation in, or otherwise dispose of all or any part of the Bank's interest in the Loan to a recognized institutional lender who agrees in writing to be bound to all confidentiality obligations of the Bank in connection with any Loan Documents. The Borrower hereby authorizes the Bank to provide, upon notice to the Borrower, any information concerning the Borrower to recognize institutional lenders, including information pertaining to the Borrower's financial condition, business operations or general creditworthiness, to any person or entity which may succeed to or participate in all or any part of the Bank's interest in the Loan, provided that such person or entity agrees to maintain the confidentiality of such information and be bound by all the Bank's confidentiality obligations to the Borrower.

         11.10. GOVERNING LAW AND JURISDICTION. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court seated in Allegheny County, Pennsylvania, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Bank and the Borrower agree that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

         11.11. WAIVER OF JURY TRIAL. THE BORROWER AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Agreement, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

         WITNESS the due execution of this Loan Agreement as a document under seal, as of the date first written above.


ATTEST:                                                       VASTERA, INC.

By:      /s/ Stephanie Landa                                  By:    /s/ Philip J. Balsamo                (SEAL)
       -----------------------------------------------             -------------------------------------------------
  Print Name:        Stephanie Landa                            Print Name:       Philip J. Balsamo
                   -----------------------------------                          ------------------------------------
Title:   Notary                                               Title:   Finance Director
       -----------------------------------------------               -----------------------------------------------



                                                                PNC BANK,
                                                                NATIONAL ASSOCIATION

                                                              By:   /s/ Mary E. Schmersal
                                                                   -------------------------------------------------
                                                                Print Name:       Mary E. Schmersal
                                                                                ------------------------------------
                                                              Title:   Vice President
                                                                     -----------------------------------------------

ADDENDUM to that certain Loan Agreement dated March ___, 1999 between VASTERA, INC. as the Borrower and PNC BANK, NATIONAL ASSOCIATION.

                          I.    FINANCIAL COVENANTS

1. The Borrower will not permit its Tangible Net Worth to be less than the $7,250,000 at any time during the term of this Agreement.

The foregoing minimum net worth levels will be increased by the amounts of any new equity or subordinated debt investments after the date of this Agreement.

2. The Borrower shall maintain a minimum ratio of Current Assets to Current Liabilities of 1.25: 1.00 at all times during the term of this Agreement.

3. The Borrower shall not experience two consecutive quarters of Negative Net Operating Income. Measurement of this covenant shall commence with the third fiscal quarter of 1999.

4. The Borrower's Negative Net Operating Income will not exceed (a) $1,000,000 for the first fiscal quarter of 1999, (b) $500,000 for each of the second and third fiscal quarters of 1999, and (c) $1,000,000 for the fourth fiscal quarter of 1999, and each fiscal quarter thereafter.

DEFINITIONS:

         "CURRENT ASSETS" means the sum of cash, accounts receivable and marketable securities.

         "CURRENT LIABILITIES" means the sum of all current liabilities other than deferred revenue plus amounts outstanding under the Revolving Credit not classified as current liabilities.

         "DEBT" means the maximum combined debt outstanding under the Revolving Credit, any equipment leases, or any other debt arrangements maturing within one year.

         "NEGATIVE NET OPERATING INCOME" means earnings before interest, taxes, depreciation and amortization less than zero calculated in accordance with generally accepted accounting principles.

         "TANGIBLE NET WORTH" means shareholders' equity less intangible assets (calculated in ` accordance with generally accepted accounting principles), plus any equity or subordinated and/or convertible debt investments created after the date of this Agreement.

                         II.    PERMITTED ENCUMBRANCES


                         III.   ENVIRONMENTAL MATTERS

                                                                  EXECUTION COPY

BORROWING BASE RIDER

                  THIS BORROWING BASE RIDER ("RIDER") is executed this 5th day of March 1999, by and between VASTERA, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK"). This Rider is incorporated into and made part of that certain Loan Agreement between the Bank and the Borrower dated the date hereof, and also into such other financing documents and security agreements as may be executed and delivered pursuant to said Loan Agreement (all such documents including this Rider are collectively referred to as the "LOAN DOCUMENTS"). All initially capitalized terms not otherwise defined in this Rider shall have the same meanings ascribed to such terms in the other Loan Documents.

                  Pursuant to the Loan Documents, the Bank has extended a "Loan" to the Borrower which includes a "Secured Revolving Credit Facility," under which the Borrower may borrow, repay and reborrow funds at any time prior to the Revolving Credit Expiration Date and an "Equipment Line of Credit" (collectively, the "FACILITY"). As a condition to the Bank's willingness to extend the Facility to the Borrower, the Bank and the Borrower are entering into this Rider in order to set forth their agreement regarding the maximum amount which may be outstanding under the Facility at any time, and for the other purposes set forth below:

                  NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto covenant and agree as follows:

                  1. LIMITATIONS ON BORROWINGS UNDER FACILITY. Notwithstanding any provisions to the contrary in any of the other Loan Documents, at no time shall the aggregate principal amounts of indebtedness outstanding at any one time under the Facility exceed the Borrowing Base (as defined hereinafter) at such time. If at any time the aggregate principal amount of indebtedness outstanding under the Facility exceeds the limitation set forth in this Section 1 for any reason, then the Borrower shall immediately repay the amount of such excess to the Bank in immediately available funds.

                  2. BORROWING BASE CERTIFICATES. The Borrower shall deliver an updated Borrowing Base Certificate upon the Bank's request and in no event later than on or before the 15`h day of each month or the first business day thereafter if such day falls on a weekend or holiday, if no new advances have been requested by the Borrower under the Facility since the date of the preceding Borrowing Base Certificate.

                  3. CERTAIN DEFINED TERMS. In addition to the words and terms defined elsewhere in this Rider or in the other Loan Documents, as used in this Rider, the following words and terms shall have the following meanings:

                  "ACCOUNT" shall mean an "account" or a "general intangible" as defined in the Uniform Commercial Code as in effect in the jurisdiction whose Law governs the perfection of the Bank's security interest therein, whether now owned or hereafter acquired or arising.

                  "ACCOUNT DEBTOR" shall mean, with respect to any Account, each Person who is obligated to make payments to either of the Borrower on such Account.

                  "AFFILIATE" of the Borrower or any Account Debtor shall mean
(a) any Person who (either alone or with a group of Persons, and either directly or indirectly through one or more intermediaries) is in control of, is controlled by or is under common control with the Borrower or such Account Debtor, (b) any director, officer, partner, employee or agent of the Borrower or such Account Debtor, and (c) any member of the immediate family of any natural person described in the preceding clauses (a) and (b). A Person or group of Persons shall be deemed to be in control of the Borrower or an Account Debtor when such Person or group of Persons possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the Borrower or such Account Debtor, whether through the ownership of voting securities, by contract or otherwise.

                  "BORROWING BASE" shall mean, for the Revolving Credit, at any time through the Revolving Credit Expiration Date, the lesser of (a) $2,500,000 (the maximum principal amount of the Revolving Credit, including the aggregate face amounts of stand-by letters of credit issued by the Bank at the Borrower's request) and (b) 80% of Qualified Accounts at such time.

The value at any time of the collateral described in this definition shall be determined by reference to the most recent Borrowing Base Certificate delivered by the Borrower to the Bank.

                  "BORROWING BASE CERTIFICATE" shall mean each Borrowing Base Certificate to be delivered by the Borrower to the Bank pursuant to Section 2 of this Rider, in substantially the form attached as EXHIBIT A to this Rider, with blanks appropriately completed, as amended, supplemented or otherwise modified from time to time.

                  "LAW" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Official Body.

                  "LIEN" shall mean any mortgage, pledge, security interest, bailment, encumbrance, claim, lien or charge of any kind, including any agreement to give any of the foregoing, any conditional sale or other title retention agreement and any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code.

                  "OFFICIAL BODY" shall mean any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  "PERSON" shall mean an individual, sole proprietorship, corporation, partnership (general or limited), trust, business trust, limited liability company, unincorporated organization or association, joint venture, joint-stock company, Official Body, or any other entity of whatever nature.

                  "QUALIFIED ACCOUNTS" shall mean Accounts which are and at all times continue to meet the following conditions:

                  (a) The Account duly complies with ail applicable Laws, whether Federal, state or local, including but not limited to usury Laws, the Federal Truth in Lending Act, the Federal Consumer Credit Protection Act, the Fair Credit Billing Act, and Regulation Z of the Board of Governors of the Federal Reserve Systems;

                  (b) The Account was not originated in or subject to the Laws of a jurisdiction whose Laws would make the account or the grant of the security interest in the Account to the Hank unlawful, invalid or unenforceable;

                  (c) The Account was originated by the Borrower in connection with the sale of goods or the rendering of services by the Borrower in the ordinary course of business under an enforceable contract, and such sale has been consummated and such goods have been delivered or such services have been rendered so that the performance of such contracts has been completed by such Borrower and by all parties other than the Account Debtor;

                  (d) The Account is evidenced by a written invoice or other documentation and arises from a contract, all of which are in form and substance satisfactory to the Bank;

                  (e) The Account does not arise out of a contract with, or order from, an Account Debtor that, by its terms, forbids or makes void or unenforceable the grant of the security interest by the Borrower to the Bank in and to the Account arising with respect thereto;

                  (f) The title of the Borrower to the Account and, except as to the Account Debtor, to any related goods is absolute and is not subject to any Lien except Liens in favor of the Bank;

                  (g) The Account provides for payment in United States Dollars by the Account Debtor;

                  (h) The Account shall have amounts owing that are not less than the amounts represented by the Borrower;

                  (i) The portion of the Account for which income has not yet been earned or which constitutes unearned discount, services charges or deferred interest shall be ineligible;

                  (j) The Account shall be eligible only to the extent that it is not subject to any defense, claim of reduction, counterclaim, set-off, recoupment, or any dispute or claim for credits, allowances or adjustments by the Account Debtor because of returned, inferior, damaged goods or unsatisfactory service, or for any other reason;

                  (k) The goods the sale of which gave rise to the Account were shipped or delivered or provided to the Account Debtor on an absolute sale basis and not on a bill and hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar terms making the Account Debtor's payment obligations conditional;

                  (l) The Account Debtor has not returned, rejected or refused to retain, or otherwise notified the Borrower of any dispute concerning, or claimed nonconformity of, any of the goods from the sale of which the Account arose;

                  (m) No default exists under the Account by any party thereto, and all rights and remedies of the Borrower under the Account are freely assignable by the Borrower;

                  (n) The Account has not been outstanding for more than ninety (90) days past the invoice date and is not subject to "dating" terms;

                  (o) None of the Accounts of any Account Debtor shall be eligible if more than 50% of the Accounts of such Account Debtor have been outstanding for more than ninety (90) days;

                  (p) The Account shall be ineligible to the extent that the aggregate amount of all the Accounts of the Account Debtor and its Affiliates exceed 20% of all of the Borrower's Accounts;

                  (q) The Borrower has not received any note, trade acceptance, draft, chattel paper or other instrument with respect to, or in payment of, the Account, unless, if any such instrument has been received, the Borrower immediately notifies the Bank and, at the Bank's request, endorses or assigns and delivers such instrument to the Bank;

                  (r) The Borrower has not received any notice of (i) the filing by or against the Account Debtor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or any similar proceeding, or (ii) any assignment by the Account Debtor for the benefit of creditors. Upon receipt by the Borrower of any such notice, it will give the Hank prompt written notice thereof;

                  (s)    The Account Debtor is not an Affiliate of the Borrower;

                  (t) The Account shall be ineligible if the Account Debtor is an Official Body, unless the Borrower shall have taken all actions deemed necessary by the Bank in order to perfect the Bank's security interest therein, including but not limited to any notices or filings required under the Assignment of Claims Act of 1940, as amended, or other applicable Laws; and

                  (u) The Bank has not deemed such Account ineligible because of uncertainty about the creditworthiness of the Account Debtor (including, without limitation, unsatisfactory past experiences of the Borrower or the Bank with the Account Debtor) or because the Bank otherwise makes a reasonable determination that the collateral value of the Account to the Bank is impaired or that the Bank's ability to realize such value is insecure.

Standards of acceptability shall be fixed and may be revised from time to time by mutual agreement of Bank and the Borrower. In the case of any dispute about whether an Account is or has ceased to be a Qualified Account, the decision of the Bank shall be final.

                  4. GOVERNING LAW. THIS RIDER WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICTS OF LAW RULES.

                  5. COUNTERPARTS. This Rider may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument.

                  WITNESS the due execution of this Borrowing Base Rider as a document under seal, as of the date first written above.

ATTEST:                                                       VASTERA, INC.

By:      /s/ Stephanie Landa                                  By:    /s/ Philip S. Balsamo                (SEAL)
       -----------------------------------------------             -------------------------------------------------
  Print Name:        Stephanie Landa                            Print Name:       Philip S. Balsamo
                   -----------------------------------                          ------------------------------------
Title:   Notary                                               Title:   Finance Director
       -----------------------------------------------               -----------------------------------------------



                                                                PNC BANK,
                                                                NATIONAL ASSOCIATION

                                                              By:   /s/ Mary E. Schmersal        (SEAL)
                                                                   -------------------------------------------------
                                                                Print Name:       Mary E. Schmersal
                                                                                ------------------------------------
                                                              Title:   Vice President
                                                                     -----------------------------------------------

                                    EXHIBIT A

                  BORROWING BASE CERTIFICATE-DOMESTIC- ACCOUNTS

                                                         DATE:
                                                              -----------------

In accordance with the terms of Loan Agreement, dated as of March ! 1999 between Vastera, Inc. (hereafter the "Borrower") and PNC Bank, National Association (hereafter "PNC Bank"), the Borrower hereby makes the following certification:

1.       Domestic Accounts Receivable Balance as of _____________    __________

2.       Add:     Domestic sales since last report                  +__________

3.       Less:    Domestic collections since last report            -__________

4.       Adjusted Domestic Accounts Receivable Balance               __________

5.       Less:    Ineligible Domestic Account Balances             - __________

6.       Eligible Domestic Accounts Receivable Balance               __________

                           Formula                                        x80%
                                                                     ----------

7.       Domestic Accounts Receivable Borrowing Base                 __________

A listing or copy of each account, properly aged, is attached hereto and these accounts are pledged as collateral by Borrower in favor of PNC Bank. The Borrower further warrants:

         - that the goods or services represented by each account have been fully performed in an acceptable workmanlike manner, and that the goods represented thereby have been shipped to the customer, and

         - that the amount shown for each account is due and unpaid and that the amount complies in every way with the requirements of the Security Agreement, and

         - that each account evidenced hereby has been set aside on our books or record and that said books clearly indicate these amounts having been assigned as collateral under said Security Agreement, and

         - that ineligible accounts include all accounts aged over 90 days and all eligible accounts where 50% or more of the total amount owed is aged beyond 90 days.

SUMMARY:

8.       Borrowing Base (Line 7)
                                                               -----------------

9.       Maximum Facility Amount                               $  2,500,000
                                                               -----------------

10.      Available Facility Amount (Lesser of lines 8 or 9)
                                                               -----------------

11.      Loan Outstanding (Note #     )
                                                               -----------------

12.      Excess/(deficiency) (Line 10 less line 11)
                                                               -----------------

All deficiencies are due immediately.

 Certified by:
                     --------------------------------
 Title:
                     --------------------------------

                                                                 EXECUTION COPY

                                 AMENDMENT NO. 1
                                       TO
                                 LOAN AGREEMENT

         THIS AMENDMENT NO. 1 TO LOAN AGREEMENT, (this "AMENDMENT"), is entered into as of September 15, 1999, between VASTERA, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of March 5, 1999'(the "LOAN AGREEMENT") wherein the Bank agreed to extend to the Borrower a $2,500,000 Revolving Line of Credit (the "REVOLVING LINE") and a $1,500,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Agreement; and

         WHEREAS, the Borrower has requested that the Bank amend the Loan Agreement to increase the maximum availability under the Equipment Line to $3,000,000.

         NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

         1. DEFINED TERMS. Capitalized terms used in this Amendment shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

         2. REVOLVING LINE AVAILABILITY. The maximum availability under the Equipment Line is hereby increased to $3,000,000. Notwithstanding such increase, all Advances under the Equipment Line shall continue to be limited to 90DEG.l0 of the face amount of equipment invoices (excluding taxes, shipping and installation submitted with any Loan Request) pursuant to the terms of the Loan Agreement.

         3. EXTENSION OF EQUIPMENT LINE EXPIRATION DATE. The Equipment Line Expiration Date is hereby extended to twelve (12) month from the date of this Amendment.

         4. AMENDED AND RESTATED NOTE. Simultaneously with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Bank an Amended and Restated Promissory Note (the "AMENDED NOTE"). Upon receipt of the Amended Note, the Bank shall return to the Borrower the Promissory Note dated March 5, 1999 (the "ORIGINAL NOTE"). All amounts outstanding under the Original Note shall be transferred to, and be deemed to be outstanding under, the Amended Note.

         5. FACILITY FEE. The Borrower shall pay to the Bank a facility fee of $3,750 (equal to .25% of the increased availability under the Equipment Line) payable upon execution of this Amendment.

         6. SECURITY/COLLATERAL. All obligations of the Borrower to the Bank under the Revolving Credit, the Equipment Line, as amended, and the Amended Note shall constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of March 5, 1999 by and between Borrower and the Bank, and shall be entitled to the benefits of and be secured by the Security Documents.

7.       AMENDMENT OF CERTAIN FINANCIAL COVENANTS.

         a. TANGIBLE NET WORTH COVENANT. Section 1 of the Addendum is hereby amended and restated in its entirety as follows:

         "The Borrower will not permit its Tangible Net Worth to be less than $7,775,000 at any time during the term of this Agreement."

         b. CONSECUTIVE QUARTERLY LOSSES. Section 3 of the Addendum is hereby amended and restated in its entirety as follows:

         "The Borrower shall not experience two consecutive quarters of Negative Net Operating Income. Measurement of this covenant shall commence with the second fiscal quarter of 2000."

         c. MAXIMUM QUARTERLY LOSSES. Section 4 of the Addendum is hereby amended and restated in its entirety as follows:

                  "The Borrower's Negative Net Operating Income will not exceed
(a) $1,500,000 for each of the third and fourth fiscal quarters of 1999, and (b) $1,000,000 for the first fiscal quarter of 2000, and each fiscal quarter thereafter."

     8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

         (a) all representations, warranties and covenants made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, the Amended Note, and each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations, warranties and covenants had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

         (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both would constitute an Event of Default under any of the Loan Documents;

         (c) the Borrower has delivered copies of its most recently amended Certificate of Incorporation and Bylaws to the Bank together with this Amendment, and such amended Certificate and Bylaws have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

         (d) the execution and delivery of this Amendment and the consummation of the transactions contemplated hereby and by the Note and any other documents executed by the Borrower required to be delivered, to the Bank in connection with this Amendment have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

    9. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment and the Amended Note and any modifications thereto. The obligations of the Borrower to pay expenses hereunder are in- addition to, and pat in lieu of, any similar obligations set forth in the Loan Agreement.

    10. COUNTERPARTS. This Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

    11. WAIVERS. This Amendment shay not, except as expressly set forth above, serve to waive, supplement or amend the Loan Agreement or any of the other Loan Documents, which Loan Documents shall remain in full force and effect as amended hereby.

                           [Signature Page to Follow]

         WITNESS the due execution of this Amendment No. 1 to Loan Agreement as a document under seal, as of the date first written above.

ATTEST:                                                       VASTERA, INC.

By:      /s/ Laura Himmelsbach                                By:    /s/ Philip J. Balsamo                (SEAL)
       -----------------------------------------------             -------------------------------------------------
  Print Name:        Laura Himmelsbach                          Print Name:       Philip J. Balsamo
                   -----------------------------------                          ------------------------------------
Title:   Administration                                       Title:   CFO
       -----------------------------------------------               -----------------------------------------------



                                                                PNC BANK,
                                                                NATIONAL ASSOCIATION

                                                              By:    /s/ Kevin A. Brown                   (SEAL)
                                                                   -------------------------------------------------
                                                                Print Name:       Kevin A. Brown
                                                                                ------------------------------------
                                                              Title:   Vice President
                                                                     -----------------------------------------------

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
                                       TO
                                 LOAN AGREEMENT

         THIS AMENDMENT NO. 2 TO LOAN AGREEMENT, (this "AMENDMENT NO. 2"), is entered into as of March 31, 2000, between VASTERA, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                   WITNESSETH:

         WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of March 5, 1999 (the "LOAN AGREEMENT") wherein the Bank agreed to extend to the Borrower a $2,500,000 Revolving Line of Credit (the "REVOLVING LINE") and, a $1,500,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Agreement;

         WHEREAS) the Borrower and the Beak entered into Amendment No. 1 to the Loan Agreement dated as of September 15, 1999 ("AMENDMENT NO. L") wherein the Bank agreed to increase the maximum availability under the Equipment Line to $3,000,000, subject to the terms and conditions of Amendment No. 1; and

         WHEREAS, the Borrower hag requested that the Bank amend the Loan Agreement to increase the maximum availability under the Equipment Line to $4,800,000.

         NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the latent to be legally bound hereby, agree as follows:

         1. DEFINED TERMS. Capitalized terms used in this Amendment No. 2 shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

         2. REVOLVING EQUIPMENT LANE AVAILABILITY. The maximum availability under the Equipment Line is hereby increased to $4,800,000. Notwithstanding such increase, all Advances under the Equipment Line shall continue to be limited to 90% of the face amount of equipment invoices (excluding taxes, shipping and installation submitted with any Loan Request) pursuant to the terms of the Loan Agreement.

         3. EXTENSION OF EQUIPMENT LINT EXPIRATION DATE. The Equipment Line Expiration Date is hereby extended to twelve (I2) months from the date of this Amendment No. 2.

         4. AMENDED AND RESTATED NOTE. Simultaneously with the execution and delivery of this Amendment No. 2, the Borrower shall execute and deliver to the Bank a Second Amended and Restated Promissory Note (the "AMENDED NOTE NO. 2"). Upon receipt of the Amended Note No. 2, the Bank shall return to the Borrower the Promissory Note dated September 15, 1999 (the "AMENDED NOTE NO. l"). All amounts outstanding under the Amended

Note No. 1 shall be transferred to, and be deemed to be outstanding under, the Amended Note No. 2.

         5. FACILITY FEE. The Borrower shall pay to the Bank a facility fee of $4,500 (equal to .25% of the increased availability under the Equipment
Line) payable upon execution of this Amendment No. 2.

         6. SECURITY/COLLATERAL. All obligations of the Borrower to the Bank under the Revolving Credit, the Equipment Line, as amended, and the Amended Note No. 2 shall constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of March 5, 1999 by and between Borrower and the Bank, and shall be entitled to the benefits of acrd be secured by the Security Documents.

         7.       AMENDMENT OF CERTAIN FINANCIAL COVENANTS.

                  a. TANGIBLE NOT WORTH COVENANT. Section 1 of the Addendum is hereby amended and restated in its entirety as follows:

                  "The Borrower will not permit its Tangible Net Worth to be less than the following levels for the periods set forth below:

               QUARTER ENDED                     MINIMUM TANGIBLE NET WORTH

                  3/31/00                                     $800,000
                  6/30/00                                  ($3,000,000)
                  9/30/00                                  ($6,200,000)
                 12/31/00                                  ($9,100,000)
                  3/31/01                                 ($11,500,000)
                  6/30/01                                 ($13,000,000)
                  9/30/01                                 ($13,100,000)
              12/31/01 and all                            ($12,600,000)
              fiscal quarters
              thereafter."

                  b. CONSECUTIVE QUARTERLY LOSSES. Section 3 of the Addendum is hereby amended and restated in its entirety as follows:

                  "The Borrower shall not experience two consecutive quarters of Negative Net Operating Income. Measurement of this covenant shall commence with the fast fiscal quarter of 2002."

                  c. MAXIMUM QUARTERLY LOSSES. Section 4 of the Addendum is hereby amended and restated in its entirety as follows:


                  "`The Borrower's Negative Net Operating Income will not exceed
(a) $5,000,000 for each of the second, third and fourth fiscal quarters of 2000 and for the first fiscal quarter of 2001 and (b) $2,000,000 for each fiscal quarter thereafter."

         8. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

                  (a) all representatives and warranties made by the Borrower to the Bank that are contained in the Loan Agreement, as modified hereby, the Amended Note No. 2, and each of the other Loan Documents are true and retract on end as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

                  (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute as Event of Default under any of the Loan Documents;

                  (c) the Borrower has delivered copies of its most recently amended Certificate of Incorporation and Bylaws to the Bank together with this Amendment No. 2, and such Amended Certificate and Bylaws have not been amended, revised, supplemented, restated or changed in any way since their respective dates of adoption and are still in full force and effect; and

                  (d) the execution and delivery of this Amendment No. 2 and the consummation of the transactions contemplated hereby and by the Amended Note No. 2 and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 2 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     9. REIMBURSEMENT. The Borrower shall reimburse the Bank, upon the execution of this Amendment No. 2, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 2 and the Amended Note No. 2 and any modifications thereto. The obligations of the Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations sat forth in the Loan Agreement.

     10. COUNTERPARTS. This Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed acrd delivered to the other party shall be deemed an original. All such counterparts together shall constitute one arid the same instrument.

     11. WAIVERS. This Amendment shall not, except as expressly set forth above, serve to waive, supplement or amend the Loan Agreement or any of the other Loan Documents, which Loan Documents shall remain in full force and effect as amended hereby.

                           [Signature Page to Follow]

         WITNESS the due execution of this Amendment No. 2 to Loan Agreement as a document under seal, as of the date first written above.


ATTEST:                                                       VASTERA, INC.

By:      /s/ David E. Zerbee                                  By:    /s/ Philip J. Balsamo                (SEAL)
       -----------------------------------------------             -------------------------------------------------
  Print Name:        David E. Zerbee                            Print Name:       Philip J. Balsamo
                   -----------------------------------                          ------------------------------------
Title:   General Counsel                                      Title:   CFO
       -----------------------------------------------               -----------------------------------------------



                                                                PNC BANK,
                                                                NATIONAL ASSOCIATION

                                                              By:    /s/ Kevin A. Brown                   (SEAL)
                                                                   -------------------------------------------------
                                                                Print Name:       Kevin A. Brown
                                                                                ------------------------------------
                                                              Title:   Vice President
                                                                     -----------------------------------------------

                                       5

                                AMENDMENT NO. 3
                                      TO
                                 LOAN AGREEMENT

     THIS AMENDMENT NO. 3 TO LOAN AGREEMENT, (this "AMENDMENT NO. 3"), is entered into as of June 19, 2000, between VASTERA, INC., a Delaware corporation (the "BORROWER"), and PNC BANK, NATIONAL ASSOCIATION (the "BANK").

                                  WITNESSETH:

    WHEREAS, the Borrower and the Bank entered into a Loan Agreement dated as of March 5, 1999 (the "LOAN AGREEMENT") wherein the Bank agreed to extend to the Borrower a $2,500,000 Revolving Line of Credit (the "REVOLVING LINE") and a $1,500,000 Equipment Line of Credit (the "EQUIPMENT LINE"), subject to the terms and conditions of the Loan Agreement;

    WHEREAS, the Borrower and the Bank entered into Amendment No. 1 to the Loan Agreement dated as of September 15, 1999 ("AMENDMENT NO. 1") wherein the Bank agreed to increase the maximum availability under the Equipment Line to $3,000,000, subject to the terms and conditions of Amendment No. 1;

    WHEREAS, the Borrower and the Bank entered into Amendment No. 2 to the Loan Agreement dated as of March 31, 2000 ("AMENDMENT NO. 2") wherein the Bank agreed to increase the maximum availability under the Equipment Line to $4,800,000, subject to the terms and conditions of Amendment No. 2; and

    WHEREAS, the Borrower has requested that the Bank amend the Loan Agreement to specifically exclude non-cash charges from the covenant calculations and to amend the Tangible Net Worth financial covenant to reiterate the method of calculating such covenant.

    NOW, THEREFORE, in consideration of the premises herein and other good and valuable consideration, the Borrower and the Bank, with the intent to be legally bound hereby, agree as follows:

    1. DEFINED TERMS. Capitalized terms used in this Amendment No. 3 shall have the meanings provided in the Loan Agreement unless a different definition is provided herein.

    2. AMENDMENT OF CERTAIN FINANCIAL COVENANTS. Section I of the Addendum to the Loan Agreement is hereby amended and restated in its entirety as follows:

                           "I. FINANCIAL COVENANTS

In calculating each financial covenant set forth below, all non-cash charges, determined in accordance with generally accepted accounting principles, will be disregarded.

1. The Borrower will not permit its Tangible Net Worth to be less than the following levels for the periods set forth below:

                                                  Minimum Tangible Net
                  Quarter Ended                           Worth
                  -------------                   --------------------
                    3/31/00                             $4,000,000
                    6/30/00                               $400,000
                    9/30/00                            ($8,750,000)
                   12/31/00                            ($6,000,000)
                    3/31/01                            ($9,500,000)
                    6/30/01                           ($11,500,000)
                    9/30/01                           ($11,750,000)
                   12/31/01 and all                   ($11,250,000)
                   fiscal quarters
                   thereafter."

     The foregoing minimum Tangible Net Worth levels will be increased by the amounts of any new equity or subordinated debt investments after the date of this Agreement.

2. The Borrower shall maintain a minimum ratio of Current Assets to Current Liabilities of 1.25:1.00 at all times during the term of this Agreement.

3. The Borrower shall not experience two consecutive quarters of Negative Net Operating Income. Measurement of this covenant shall commence with the first fiscal quarter of 2002.

4. The Borrower's Negative Net Operating Income will not exceed (a) $5,000,000 for each of the second, third and fourth fiscal quarters of 2000 and for the first fiscal quarter of 2001 and (b) $2,000,000 for each fiscal quarter thereafter.

DEFINITIONS:

     "CURRENT ASSETS" means the sum of cash, accounts receivable and marketable securities.

     "CURRENT LIABILITIES" means sum of all current liabilities other than deferred revenue plus amounts outstanding under the Revolving Credit not classified as current liabilities.

     "DEBT" means the maximum combined debt outstanding under the Revolving Credit, any equipment leases, or any other debt arrangements maturing within one year.

     "NEGATIVE NET OPERATING INCOME" means earnings before interest, taxes, depreciation and amortization less than zero calculated in accordance with generally accepted accounting principles.

     "TANGIBLE NET WORTH" means shareholders' equity less intangible assets (calculated in accordance with generally accepted accounting principles), plus any equity or subordinated and/or convertible debt investments created after the date of this Agreement."

     3. SECURITY/COLLATERAL. All obligations of the Borrower to the Bank under the Loan Agreement, as amended, including by this Amendment No. 3, shall constitute Obligations as defined in the Loan Agreement and in the Security Agreement dated as of March 5, 1999 by and between Borrower and the Bank, and shall be entitled to the benefits of and be secured by the Security Documents.

     4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as follows:

        (a) all representations and warranties made by the Borrower to the Bank in the Loan Agreement, as amended, including by this Amendment No. 3, and in each of the other Loan Documents are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein);

        (b) to the Borrower's knowledge, no event or condition has occurred or exists which, with the giving of notice or the passage of time, or both, would constitute an Event of Default under any of the Loan Documents;

        (c) the Borrower has not amended its Certificate of Incorporation and Bylaws since true and correct copies were delivered to the Bank and such Certificate of Incorporation and Bylaws and are still in full force and effect; and

        (d) the execution and delivery of this Amendment No. 3 and the consummation of the transactions contemplated hereby and any other documents executed by the Borrower required to be delivered to the Bank in connection with this Amendment No. 3 have been duly and validly authorized by the Borrower and all such documents together constitute the legal, valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with their respective terms.

     5. REIMBURSEMENT OF EXPENSES. The Borrower shall reimburse the Bank, upon the execution of this Amendment No. 3, and otherwise on demand, all reasonable and necessary costs and expenses incurred by the Bank in connection with the preparation, negotiation and delivery of this Amendment No. 3 and any modifications thereto. The obligations of the Borrower to pay expenses hereunder are in addition to, and not in lieu of, any similar obligations set forth in the Loan Agreement.

     6. COUNTERPARTS. This Amendment may be executed in one or more counterparts by any party hereto in separate counterparts, each of which when so executed and delivered to the other party shall be deemed an original. All such counterparts together shall constitute one and the same instrument.

     7. WAIVERS. This Amendment No. 3 shall not serve waive, supplement or amend the Loan Agreement or any of the other Loan Documents which Loan Documents shall remain in full force and effect as amended hereby.

     WITNESS the due execution of this Amendment No. 3 to Loan Agreement as a document under seal, as of the date first written above.



ATTEST:                                VASTERA, INC.

By: /s/ Stephanie Landa                By: /s/ Philip J. Balsamo
   ------------------------               --------------------------
Print Name: Stephanie Landa            Print Name: Philip J. Balsamo
           ----------------                       ------------------
Title: Notary Public                   Title:  CFO
      ---------------------                  -----------------------


                                       PNC BANK,
                                       NATIONAL ASSOCIATION

                                       By:                             (SEAL)
                                          -----------------------------
                                       Print Name:
                                                  ---------------------
                                       Title:
                                             --------------------------